UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 6, 2003
(Date of Report)

Pacific Biometrics, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-21537	93-1211114
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)

220 West Harrison Street
Seattle, Washington 98119
(Address of Principal Executive Offices, including zip)

(206) 298-0068
(Registrant’s Telephone Number, including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
Item 9. Regulation FD Disclosure (Information furnished pursuant to Item 12, “Disclosure of Results of Operations and Financial Condition”).
SIGNATURES
EXHIBIT 99.1

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits

99.1	Press Release, dated May 6, 2003, “Pacific Biometrics, Inc. Reports Record Quarterly Revenue.”

Item 9. Regulation FD Disclosure (Information furnished pursuant to Item 12, “Disclosure of Results of Operations and Financial Condition”).

     On May 6, 2003, Pacific Biometrics, Inc. issued a news release announcing its financial results for its third fiscal quarter ended March 31, 2003. A copy of this news release is attached as Exhibit 99.1.

     In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this Form 8-K and the Exhibit attached hereto is being furnished under “Item 9. Regulation FD Disclosure” rather than under “Item 12. Disclosure of Results of Operations and Financial Condition.” The information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

     Dated: May 6, 2003.

PACIFIC BIOMETRICS, INC.

By:	/s/ Ronald Helm

Ronald Helm Chief Executive Officer